SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 17, 2003
                                                          --------------



                          AMCAST INDUSTRIAL CORPORATION
             (Exact name of registrant as specified in its charter)



              Ohio                         1-9967                31-0258080
-------------------------------- -------------------------- --------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


7887 Washington Village Drive, Dayton, Ohio                        45459
---------------------------------------------             ----------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (937) 291-7000
                                                   ----------------------


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On March 17, 2003, Amcast Industrial Corporation (the "Company") completed the sale of all of the capital stock (the "Capital Stock") of its wholly-owned subsidiary ASW International II, B.V., which owned all of the stock of Speedline SRL ("Speedline"), to Crown Executive Aviation Limited, a United Kingdom company (the "Purchaser"). Speedline is primarily engaged in the design, manufacture, and sale of automotive wheels. For the Capital Stock, the Company was paid, in cash, $1,000,000 US Dollars.

There is no material relationship between the Purchaser and the Company or any affiliate, director, or officer of the Company or any associate or any director or officer of the Company.

A copy of the Share Purchase Agreement, Addendum No. 1 thereto, and Addendum No. 2 thereto, are Exhibits 2.1, 2.2, and 2.3 respectively, to this Report.


Item 7. Financial Statements and Exhibits.

(a)      Inapplicable

(b) Condensed Consolidated Financial Information (Unaudited) and Pro forma Condensed Consolidated Financial Information (Unaudited)

     1)   Condensed  consolidated  balance  sheet of the Company as of March 02,
          2003

     2) Condensed statements of consolidated operations of the Company for the six-month period ended March 02, 2003 and pro forma condensed statements of consolidated operations for the fiscal year ended August 31, 2002.

(c)      Exhibits. The following exhibits are filed with this report

     2.1 Share Purchase Agreement

     2.2 Addendum No. 1

     2.3 Addendum No. 2

                          Amcast Industrial Corporation
      Condensed Consolidated Financial Information and Pro Forma Condensed
                       Consolidated Financial Information

The following presents unaudited condensed financial information and unaudited pro forma condensed financial information of the Company, as adjusted to give effect to the sale of its wholly-owned subsidiary ASW International II, B.V., which owned all of the stock of Speedline (the "Divested Companies") to Crown Executive Aviation Limited, for $1,000,000 in cash. The financial information is presented as of the beginning of the earliest period presented for statements of earnings purposes and as of the end of the period presented for balance sheet purposes. The financial information for Divested Companies has been derived from the financial statements of the Company and is intended only for presentation of the Company's financial information and pro forma financial information. This data is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations of the Company or Divested Companies which would have occurred had the sale actually been consummated as of such dates, nor is this information indicative of the future financial position or results of operations of the Company or Divested Companies.

This report on Form 8-K includes "forward-looking statements" which are subject to change based on various factors and uncertainties that may cause actual results to differ significantly from expectations. These factors include, among others: general economic conditions less favorable than expected, fluctuating demand in the automotive and housing industries, price pressures in the Company's automotive and flow control businesses, effectiveness of production improvement plans, inherent uncertainties in connection with international transactions and foreign currency fluctuations, and labor availability and relations at the company and its customers, and the impact of the war with Iraq and homeland security measures.

                          Amcast Industrial Corporation
                Condensed Consolidated Balance Sheet (Unaudited)
                              As of March 02, 2003
                                ($ in thousands)

                                                                                                   (2)
                                                                 (1)                            Estimated
                                                                Amcast                          Fair Value        Amcast
                                                              Industrial        Divested        of Divested     Industrial
                                                              Corporation      Companies        Companies       Corporation
                                                              ----------       ----------       ----------      ----------
ASSETS

Current Assets
     Cash and cash equivalents                                  $ 5,903          $ 1,697              $ -         $ 4,206
     Restricted cash                                              7,074                -                -           7,074
     Accounts receivable                                         69,726           27,250                -          42,476
     Inventories                                                 43,438           23,360                -          20,078
     Other current assets                                        11,793            5,457                -           6,336
                                                              ----------       ----------       ----------      ----------
Total current assets from continuing operations                 137,934           57,764                -          80,170

Assets from discontinued operations                                   -                -           82,694          82,694

                                                              ----------       ----------       ----------      ----------
Total Current Assets                                            137,934           57,764           82,694         162,864

Property, Plant, and Equipment                                  486,679          133,280                -         353,399
     Less accumulated depreciation                             (255,046)         (47,741)               -        (207,305)
                                                              ----------       ----------       ----------      ----------
Net Property, Plant, and Equipment                              231,633           85,539                -         146,094

Other Assets                                                     22,966            8,003                -          14,963

                                                              ----------       ----------       ----------      ----------
Total Assets                                                  $ 392,533        $ 151,306         $ 82,694       $ 323,921
                                                              ==========       ==========       ==========      ==========
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
     Current portion of long-term debt                        $ 191,897         $ 10,560              $ -       $ 181,337
     Accounts payable                                            75,927           39,545                -          36,382
     Accrued expenses                                            39,531           16,143                -          23,388
                                                              ----------       ----------       ----------      ----------
Total current liabilities of continuing operations              307,355           66,248                -         241,107

Liabilities of discontinued operations                                -                -           81,694          81,694

                                                              ----------       ----------       ----------      ----------
Total Current Liabilities                                       307,355           66,248           81,694         322,801

Long-Term Debt (less current portion)                             1,220            1,220                -               -
Deferred Income Taxes                                            11,497           11,497                -               -
Deferred Liabilities                                             30,744           14,226                -          16,518
                                                              ----------       ----------       ----------      ----------
                                                                 43,461           26,943                -          16,518
Shareholders' Equity
     Common stock                                                 9,317                -                -           9,317
     Capital in excess of stated value                           72,830                -                -          72,830
     Accumulated other comprehensive gains (losses)              (8,163)            (796)               -          (7,367)
     Retained Earnings                                          (27,612)          58,911            1,000         (85,523)
     Treasury Stock                                              (4,655)               -                -          (4,655)
                                                              ----------       ----------       ----------      ----------
Total Shareholders' Equity                                       41,717           58,115            1,000         (15,398)
                                                              ----------       ----------       ----------      ----------
Total Liabilities and Shareholders' Equity                    $ 392,533        $ 151,306         $ 82,694       $ 323,921
                                                              ==========       ==========       ==========      ==========


See Notes to Condensed Consolidated Financial Statements (Unaudited)
                                       4

                          Amcast Industrial Corporation
            Condensed Consolidated Statement Of Earnings (Unaudited)
                     For The Six Months Ended March 02, 2003
                   ($ in thousands, except per share amounts)

                                                                Six Months Ended 03-02-03
                                                         ----------------------------------------
                                                             (1)
                                                            Amcast                      Amcast
                                                          Industrial    Divested      Industrial
                                                         Corporation    Companies    Corporation
                                                         ------------  ------------  ------------

Net sales                                                  $ 292,153      $ 80,786     $ 211,367

Cost of sales                                                271,592        82,356       189,236
                                                         ------------  ------------  ------------

Gross Profit                                                  20,561        (1,570)       22,131

Selling, general and administrative expenses                  26,708         7,345        19,363
                                                         ------------  ------------  ------------

Operating Income (Loss)                                       (6,147)       (8,915)        2,768

Other (income) expense                                          (291)         (268)          (23)
Interest expense                                               8,537           678         7,859
                                                         ------------  ------------  ------------

Loss Before Income Taxes, Discontinued Operations,
  and Cumulative Effect of Accounting Change                 (14,393)       (9,325)       (5,068)

Income taxes (benefit)                                        (1,098)          793        (1,891)

                                                         ------------  ------------  ------------
Loss From Continuing Operations                            $ (13,295)    $ (10,118)     $ (3,177)
                                                         ============  ============  ============


Basic earnings (loss) per share - Continuing Operations                                  $ (0.36)
                                                                                     ============

Diluted earnings (loss) per share - Continuing Operations                                $ (0.36)
                                                                                     ============


Average number of shares outstanding- Basic                                                8,784
                                                                                     ============


See Notes to Condensed Consolidated Financial Statements (Unaudited)

                          Amcast Industrial Corporation
       Pro Forma Condensed Consolidated Statement Of Earnings (Unaudited)
                       For The Year Ended August 31, 2002
                   ($ in thousands, except per share amounts)

                                                                   Year Ended 08-31-02
                                                         ----------------------------------------

                                                            Amcast                      Amcast
                                                          Industrial     Divested     Industrial
                                                         Corporation    Companies    Corporation
                                                          Historical    Historical    Pro Forma
                                                         ------------  ------------  ------------

Net sales                                                  $ 576,160     $ 159,343     $ 416,817

Cost of sales                                                526,778       156,182       370,596
                                                         ------------  ------------  ------------

Gross Profit                                                  49,382         3,161        46,221

Selling, general and administrative expenses                  55,516        16,406        39,110
                                                         ------------  ------------  ------------

Operating Income (Loss)                                       (6,134)      (13,245)        7,111

Other (income) expense                                          (768)         (151)         (617)
Interest expense                                              18,506         1,376        17,130
                                                         ------------  ------------  ------------

Loss Before Income Taxes, Discontinued Operations,
  and Cumulative Effect of Accounting Change                 (23,872)      (14,470)       (9,402)

Income taxes (benefit)                                        (2,787)        2,203        (4,990)

                                                         ------------  ------------  ------------
Loss From Continuing Operations                            $ (21,085)    $ (16,673)     $ (4,412)
                                                         ============  ============  ============


Basic earnings (loss) per share - Continuing Operations                                  $ (0.51)
                                                                                     ============

Diluted earnings (loss) per share - Continuing Operations                                $ (0.51)
                                                                                     ============


Average number of shares outstanding- Basic                                                8,604
                                                                                     ============




        Notes to Condensed Consolidated Financial Statements (Unaudited)

(1)  Amounts  as  of  March  02,  2003,  for  consolidated   Amcast   Industrial
     Corporation, prior to treatment of Divested Companies as discontinued operations

(2) Amounts represent the estimated fair value of the assets and liabilities of the Divested Companies. The asset and liability fair values were estimated per the requirements of SFAS No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets" that requires that assets held for sale (discontinued operations) be measured at the lower of their carrying amount or fair value. Fair value is defined in SFAS No. 144 as the amount at which the asset (liability) could be bought or sold in a current transaction between willing parties.

                               S I G N A T U R E S

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   AMCAST INDUSTRIAL CORPORATION


Date:  April 1, 2003                               By: /S/ Francis J. Drew
      ---------------                                 --------------------------
                                                     Francis J. Drew
                                                     Vice President, Finance and
                                                     Chief Financial Officer




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